Acquisitions Divestures And Exchanges	12 Months Ended
Dec. 31, 2017
Acquisitions, Divestitures and Exchanges [Abstract]
Acquisitions, Divestures and Exchanges

Note 6 Acquisitions, Divestitures and Exchanges

Cable Acquisitions

In 2017, TDS acquired substantially all of the assets of several small tuck-in cable companies for $29 million in cash.  The allocations of the purchase price for these acquisitions were as follows:

Allocation of Purchase Price
	Purchase Price[1]	Goodwill[2]	Franchise Rights	Intangible Assets Subject to Amortization[3]	Net Tangible Assets/(Liabilities)
(Dollars in millions)
TDS Telecom cable business	$29	$5	$11	$1	$12

[1]	Cash amounts paid for acquisitions may differ from the purchase price due to cash acquired in the transactions and the timing of cash payments related to the respective transactions.

[2]	The entire amount of Goodwill acquired in 2017 was amortizable for income tax purposes.

[3]	In 2017, at the date of acquisition, the weighted average amortization period for Intangible Assets Subject to Amortization acquired was 3.6 years for TDS Telecom's cable business.

Other Acquisitions, Divestitures and Exchanges

In July 2016, the FCC announced U.S. Cellular as a qualified bidder in the FCC’s forward auction of 600 MHz spectrum licenses, referred to as Auction 1002.  Prior to commencement of the forward auction, U.S. Cellular made an upfront payment to the FCC of $143 million in June 2016 to establish its initial bidding eligibility.  In April 2017, the FCC announced by way of public notice that U.S. Cellular was the winning bidder for 188 licenses for an aggregate purchase price of $329 million.  U.S. Cellular paid the remaining $186 million to the FCC and was granted the licenses during the second quarter of 2017.

In March 2016, U.S. Cellular entered into an agreement with a third party to transfer FCC licenses in non-operating markets and receive FCC licenses in operating markets.  The agreement provided for the transfer of certain AWS and PCS spectrum licenses to U.S. Cellular in exchange for U.S. Cellular transferring certain PCS spectrum licenses with a carrying value of $8 million and $1 million of cash to the third party.  This transaction closed in the fourth quarter of 2016, at which time U.S. Cellular recorded a gain of $3 million.

In February 2016, U.S. Cellular entered into an agreement with a third party to exchange certain 700 MHz licenses for certain AWS and PCS licenses and $28 million of cash.  This license exchange was accomplished in two closings.  The first closing occurred in the second quarter of 2016, at which time U.S. Cellular received $13 million of cash and recorded a gain of $9 million.  The second closing occurred in the first quarter of 2017 at which time U.S. Cellular received $15 million of cash and recorded a gain of $17 million.

In February 2016, U.S. Cellular entered into an additional agreement with a third party that provided for the transfer of certain AWS spectrum licenses and $2 million in cash to U.S. Cellular, in exchange for U.S. Cellular transferring certain AWS, PCS and 700 MHz licenses with a carrying value of $7 million to the third party.  This transaction closed in the third quarter of 2016, at which time U.S. Cellular recorded a gain of $7 million.

In 2015 and 2016, U.S. Cellular entered into multiple agreements to purchase spectrum licenses located in U.S. Cellular’s existing operating markets.  The aggregate purchase price for these spectrum licenses is $57 million, of which $53 million closed in 2016 and $3 million closed in 2017.  The remaining agreement is expected to close in early 2018.

In 2015, TDS sold certain Wireline markets for $26 million, including working capital adjustments, and recognized aggregated gains of $10 million.

In March 2015, U.S. Cellular exchanged certain of its unbuilt PCS licenses for certain other PCS licenses located in U.S. Cellular’s existing operating markets and $117 million of cash.  As of the transaction date, the licenses received in the transaction had an estimated fair value, per a market approach, of $43 million.  A gain of $125 million was recorded in (Gain) loss on license sales and exchanges, net in the Consolidated Statement of Operations in the first quarter of 2015.

U.S. Cellular participated in Auction 97 indirectly through its limited partnership interest in Advantage Spectrum.  Advantage Spectrum was the provisional winning bidder for 124 licenses for an aggregate winning bid of $338 million, after its designated entity discount of 25%.  Advantage Spectrum’s bid amount, less the upfront payment of $60 million paid in 2014, was paid to the FCC in March 2015.  These licenses were granted by the FCC in July 2016.  See Note 14 — Variable Interest Entities for additional information.

In December 2014, U.S. Cellular entered into an agreement with a third party to sell 595 towers and certain related contracts, assets, and liabilities for $159 million.  This agreement and related transactions were accomplished in two closings.  The first closing occurred in December 2014 and included the sale of 236 towers, without tenants, for $10 million.  On this same date, U.S. Cellular received $8 million in earnest money.  At the time of the first closing, a $5 million gain was recorded.  The second closing for the remaining 359 towers, primarily with tenants, took place in January 2015, at which time U.S. Cellular received $142 million in additional cash proceeds and TDS recorded a gain of $120 million in (Gain) loss on sale of business and other exit costs, net.

In September 2014, U.S. Cellular entered into an agreement with a third party to exchange certain PCS and AWS licenses for certain other PCS and AWS licenses and $28 million of cash.  This license exchange was accomplished in two closings.  The first closing occurred in December 2014 at which time U.S. Cellular transferred licenses to the counterparty with a net book value of $11 million, received licenses with an estimated fair value, per a market approach, of $52 million, recorded a $22 million gain and recorded an $18 million deferred credit in Other current liabilities.  The license that was transferred to the counterparty in the second closing had a net book value of $22 million.  The second closing occurred in July 2015.  At the time of the second closing, U.S. Cellular received $28 million in cash and recognized the deferred credit from the first closing resulting in a total gain of $24 million recorded on this part of the license exchange.